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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 28, 2004


                         Morgan Stanley Capital I Inc.
                  Morgan Stanley Mortgage Loan Trust 2004-5AR
                 Mortgage-Backed Certificates, Series 2004-5AR


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-104283              13-3291626
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                          10036
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  (Address of Principal                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      296-7000
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Item 5.       Other Events.
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Filing of Computational Materials
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     In   connection   with  the   offering  of  the   Mortgage   Pass-Through
Certificates,  Series 2004-5AR,  MORGAN STANLEY & CO. INC., as the Underwriter
of  the  Underwritten   Certificates,   has  prepared  certain  materials  for
distribution to its potential investors. Although the Company provided Morgan Stanley & Co. Inc. with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1 hereto.


_______________
     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of Morgan Stanley Capital I Inc., relating to its Morgan Stanley Mortgage Loan Trust 2004-5AR, Mortgage Pass-Through Certificates, Series 2004-5AR.


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Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

    99.1     Computational Materials


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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MORGAN STANLEY CAPITAL I INC..




                                             By: /s/ Steven Shapiro
                                                 ----------------------
                                             Name:  Steven Shapiro
                                             Title: Executive Director


Dated:  June 29, 2004


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                                 Exhibit Index
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Exhibit                                                                Page
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99.1     Computational Materials.                                         6


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